Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C.

SECTION 1350, AS ADOPTED PURSUANT TOSECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Liquidmetal Technologies, Inc. (the “company”) on Form 10-K for the year ending December 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Larry Buffington, President / Chief Executive Officer, and Tony Chung, Chief Financial Officer, of the company, certify, pursuant to and for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the company.

Date: April 15, 2009	By:	/s/ Larry E. Buffington
Larry E. Buffington
President and CEO

Date: April 15, 2009	By:	/s/ Tony Chung
Tony Chung
CFO

A signed original of this written statement required by Section 906 has been provided to Liquidmetal Technologies, Inc. and will be retained by Liquidmetal Technologies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.